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                                                                    EXHIBIT 10.1


                    TENTH AMENDMENT TO AMENDED AND RESTATED
                        REVOLVING CREDIT, TERM LOAN AND
                           GOLD CONSIGNMENT AGREEMENT


     Tenth Amendment, dated as of June 30, 2002 (the "Amendment"), amending that certain Amended and Restated Revolving Credit, Term Loan and Gold Consignment Agreement dated as of September 10, 1998 (as amended and in effect from time to time, the "Credit Agreement"), by and among (a) Whitehall Jewellers, Inc. (f/k/a Marks Bros. Jewelers, Inc.), a Delaware corporation (the "Borrower"); (b) Fleet Capital Corporation, LaSalle Bank National Association (f/k/a LaSalle National
Bank), ABN AMRO Bank N.V. and the other lending institutions which are now parties thereto (collectively, the "Banks"); and (c) Fleet Capital Corporation, as Collateral Agent, Administrative Agent and Syndication Agent for the Agents as herein defined and the Banks and LaSalle Bank National Association and ABN AMRO Bank N.V., each as Syndication Agent for the Agents and the Banks (the Collateral Agent, Administrative Agent and Syndication Agents are collectively referred to as the "Agents"). Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

     WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SS.1.  AMENDMENTS TO CREDIT AGREEMENT.

     (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical sequence:

     "Applicable Availability Amount. For any month ending during any period set forth in the table below, the amount set forth opposite such period in such table:

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                  Month                          Amount
                  -----                          ------
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      January 1 through January 31            $50,000,000
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    February 1 through February 28/29         $35,000,000
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        March 1 through March 31              $30,000,000
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         April 1 through May 31               $25,000,000
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         June 1 through June 30               $20,000,000
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       July 1 through September 30            $15,000,000
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      October 1 through October 31            $20,000,000
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     November 1 through November 30           $25,000,000
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     December 1 through December 31           $45,000,000
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     (b)   Section 11.4 of the Credit Agreement is hereby amended by restating it in its entirety as follows:

           "11.4 DISTRIBUTIONS. The Borrower will not make any Distributions, except for:

                 (a) repurchases of the Borrower's Class B common stock in an aggregate amount not to exceed $150,000 for all such repurchases;

                 (b) repurchases of its common stock in an aggregate amount not to exceed $22,500,000, provided that such repurchases shall only be permitted so long as (i) no Default or Event of Default has occurred or is continuing or would result after giving effect to such repurchase, and (ii) the Borrower can demonstrate availability (based at the option of the Borrower on either the Borrowing Base Report most recently delivered to the Banks pursuant to Section 10.4(f) hereof or an updated Borrowing Base Report since such date) after giving effect to such repurchase, in excess of the Applicable Availability Amount, provided, further, that upon the request of the Administrative Agent or the Majority Banks, the Borrower shall deliver an updated Borrowing Base Report within three (3) Business Days of such request evidencing compliance with the Applicable Availability Amount; and

                 (c) in the event that such repurchase would not otherwise be permitted by clause (b) above, repurchases of its common stock in an aggregate amount not to exceed $2,500,000, provided that such repurchases shall only be permitted so long as no Default or Event of Default has occurred or is continuing or would result after giving effect to such repurchase."

     SS.2. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until the Administrative Agent receives a counterpart of this Amendment, executed by each of the Borrower, the Agents and the Majority Banks.

     SS.3. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower contained in the Credit Agreement (including, without limitation, the representation regarding litigation contained in Section 9.7 thereof) were true and correct when made and continue to be true and correct on and as of the date hereof as if made on the date hereof except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and to the extent that such representations and warranties relate expressly to an earlier date. No Default or Event of Default has occurred and is continuing.

     SS.4. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including,

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but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     SS.5. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agents or the Banks consequent thereon.

     SS.6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     SS.7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

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     IN WITNESS WHEREOF, the parties hereto have executed this Tenth Amendment as a document under seal as of the date first above written.

                                      WHITEHALL JEWELLERS, INC. (f/k/a Marks
                                      Bros. Jewelers, Inc.)

                                      By: /s/ JON H. BROWNE
                                          ----------------------------------
                                          Name:  Jon H. Browne
                                          Title: Executive Vice President

                                      FLEET CAPITAL CORPORATION, individually
                                      and as Administrative Agent, as Collateral
                                      Agent and as Syndication Agent

                                      By:  /s/ ARTHUR A. PESAVENTO
                                          ----------------------------------
                                          Name:  Arthur A. Pesavento
                                          Title: Vice President

                                      LASALLE BANK NATIONAL ASSOCIATION,
                                      individually and as Syndication Agent

                                      By:  /s/ BERNARDO LACAYO
                                          ----------------------------------
                                          Name:  Bernardo Lacayo
                                          Title: Vice President

                                      ABN AMRO BANK N.V., individually and as
                                      Syndication Agent

                                      By:  /s/ JEFFERY SARFATY
                                          ----------------------------------
                                          Name:  Jeffery Sarfaty
                                          Title: Vice President

                                      By:  /s/ NED KOPPELSON
                                          ----------------------------------
                                          Name:  Ned Koppelson
                                          Title: Vice President

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                                      JP MORGAN CHASE BANK

                                      By:  /s/ MICHAEL W. STEVENSON
                                          ----------------------------------
                                          Name:  Michael W. Stevenson
                                          Title: Vice President

                                      BANK OF AMERICA, N.A.

                                      By:  /s/ JACKIE TATAKIS
                                          ----------------------------------
                                          Name:  Jackie Tatakis
                                          Title: Senior Vice President

                                      SOVEREIGN BANK NEW ENGLAND

                                      By:  /s/ IRENE A. OGAREK
                                          ----------------------------------
                                          Name:  Irene A. Ogarek
                                          Title: Vice President